                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

          AMENDMENT NO. 1 (this "Amendment No. 1") dated as of August 4, 2003 to the Credit Agreement referred to below, between CHART INDUSTRIES, INC., a Delaware corporation (the "Borrower"), a debtor and debtor in possession in a case pending under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"), each a debtor and debtor in possession in a case pending under chapter 11 of the Bankruptcy Code; and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

          The Borrower, the Subsidiary Guarantors, each of the lenders that is a signatory thereto and the Administrative Agent are parties to a Credit Agreement dated as of July 17, 2003 (as heretofore modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 1, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans and other extensions of credit to be made by said lenders to the Borrower in an aggregate principal or face amount as specified therein. The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. General References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02. Definitions. Section 1.01 of the Credit Agreement is hereby amended by amending the following definition, as follows:

          "Commitment Termination Date" means the earliest to occur of (a) the Maturity Date, (b) August 18, 2003 if the Final Order approving the Credit Documents has not been entered prior thereto, (c) the Reorganization Effective Date or (d) the acceleration of the Loans and the termination of the Commitments in accordance with the terms hereof."

                                Amendment No. 1
                                ---------------

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                                      -2-

          2.03. Each Credit Event. Section 5.02(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(c) the Interim Order shall be in full force and effect and shall not have been stayed, reversed, vacated, rescinded, modified or amended in any respect or, if the date of such requested extension of credit occurs after August 18, 2003 or if the amount of such requested extension of credit, when added to the total Revolving Credit Exposures, would exceed $25,000,000, the Final Order shall have been entered, which Final Order shall be in full force and effect, shall not have been stayed, reversed, vacated or rescinded or, without the consent of the Required Lenders, modified or amended in any respect and shall be in form and substance satisfactory to the Administrative Agent, the Required Lenders and counsel to the Administrative Agent and, if the Interim Order or the Final Order, as the case may be, is the subject of a pending appeal in any respect, neither the making of such extension of credit nor the performance by the Borrower or any Subsidiary Guarantor of any of its respective obligations under the Credit Documents or under any other instrument or agreement referred to herein or therein shall be the subject of a then effective stay pending appeal; and"

          2.04. Events of Default. Section 8.01(s) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(s) the entry of the Final Order shall not have occurred on or prior to August 18, 2003;"

          Section 3. Waiver. Subject to the limitations set forth in Section 6 of this Amendment No. 1, but with effect on and after the date hereof upon satisfaction of the conditions set forth in Section 5 of this Amendment No. 1, the Lenders hereby waive the requirement of the Borrower to deliver a 13-week forecast of the cash flows of the Borrower and its Subsidiaries, pursuant to
Section 6.01(j) of the Credit Agreement, during the week commencing Monday, August 4, 2003.

          Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders (other than with respect to a Default under Section 8.01(d) of the Credit Agreement due to the Borrower's failure to comply with
Section 6.01(j) of the Credit Agreement for the week commencing Monday, August 4, 2003) that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 1 and (b) immediately before and after giving effect to the waiver set forth in Section 3 of this Amendment No. 1, no Default shall have occurred and be continuing.

          Section 5.  Conditions Precedent. The amendments set forth in
Section 2 of this Amendment No. 1, and the waiver set forth in Section 3 of this Amendment No. 1, shall become effective as of the date hereof upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 executed by each of the Obligors and the Administrative

                                 Amendment No. 1
                                 ---------------

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                                      -3-

Agent (with the written consent of the Required Lenders provided in the form of the Lender Consent attached as Annex 1 to this Amendment No. 1).

          Section 6. Limited Waiver; Reservation of Rights. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect; provided that except as expressly provided in Section 3 of this Amendment No. 1, nothing herein shall constitute a waiver of any existing or future Default or Event of Default. Notwithstanding anything contained herein to the contrary,; provided that except as expressly provided in Section 3 of this Amendment No. 1, the Administrative Agent and the Lenders reserve all of its or their rights, powers, privileges and remedies under or in respect of the Credit Agreement and the other Credit Documents, at law, in equity or otherwise in connection with the obligations owing by the Obligors thereunder, and all collateral security and/or guarantees therefor, all of which are expressly reserved. This Amendment No. 1 shall not be deemed or otherwise construed to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any Lender, on the other hand. Neither the requirements of good faith and fair dealing nor any other theory, concept or argument shall require any Lender to impart upon the Borrower any further or greater benefits; to suffer any prejudice or impairment of any kind whatsoever; or to tolerate any noncompliance with this Amendment No. 1 and the Credit Documents, because each Lender has bargained for and given valuable consideration for this Amendment No. 1 and the Credit Documents and its creation of express, explicit and objective limits of what benefits each Lender is willing to provide to the Borrower, and what, in return, the Borrower is required to provide to each Lender. This Amendment No. 1 and the Credit Documents provide a clear statement of each Lender's requirements and obligations and creates an agreed upon standard of performance upon which each Lender and the Administrative Agent are entitled to rely in exercising and enforcing their respective remedies under the Credit Agreement and the other Credit Documents.

          Section 7. Ratification of Obligations, Etc. By its execution of this Amendment No. 1, each of the Obligors (a) ratifies and reaffirms in all respects its obligations under the Credit Agreement and the other Credit Documents to which it is a party, and confirms that each such agreement to which it is a party is valid and enforceable against such Obligor and (b) agrees that there are no oral agreements or understandings among such Obligor and the Administrative Agent or any Lender relating to this Amendment No. 1, the Credit Agreement or any other Credit Document.

          Section 8. Miscellaneous. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMorgan Chase Bank) in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which

                                Amendment No. 1
                                ---------------

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                                      -4-

taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No. 1
                                ---------------

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                                      -5-

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

                                         CHART INDUSTRIES, INC.


                                         By /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                Amendment No. 1
                                ---------------

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                                      -6-

                              SUBSIDIARY GUARANTORS
                              ---------------------

                                         CHART HEAT EXCHANGERS LIMITED
                                          PARTNERSHIP


                                         By /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                         CHART INTERNATIONAL, INC.


                                         By /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                         CHART MANAGEMENT COMPANY, INC.


                                         By /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                         CHART LEASING, INC.


                                         By /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                Amendment No. 1
                                ---------------

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                                      -7-

                                         CHART INC.


                                         By       /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                         CHART INTERNATIONAL HOLDINGS, INC.


                                         By       /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                         CHART ASIA, INC.


                                         By       /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                         CAIRE INC.


                                         By       /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                Amendment No. 1
                                ---------------

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                                      -8-

                                         COOLTEL, INC.


                                         By       /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                         NEXGEN FUELING, INC.


                                         By       /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                         GTC OF CLARKSVILLE, LLC


                                         By       /s/ Michael F. Biehl
                                           -------------------------------------
                                           Name:  Michael F. Biehl
                                           Title: Chief Financial Officer and
                                                  Treasurer


                                Amendment No. 1
                                ---------------

                                         JPMORGAN CHASE BANK,
                                           as Administrative Agent


                                         By /s/ Roger A. Odell
                                           -------------------------------------
                                           Name: Roger A. Odell
                                           Title: Managing Director


                                Amendment No. 1
                                ---------------

                                                                         ANNEX 1

                            [Form of Lender Consent]

                                 LENDER CONSENT

          Reference is made to Amendment No. 1 dated as of August 4, 2003 to the Credit Agreement dated as of July 17, 2003, between Chart Industries, Inc., each Subsidiary Guarantor party thereto, each Lender party thereto and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent").

          The undersigned Lender party to the Credit Agreement hereby (i) consents to Amendment No. 1 to the Credit Agreement, dated as of August 4, 2003, substantially in the form to which the form of this Lender Consent is attached ("Amendment No. 1") and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 1 on behalf of such Lender.

          This Lender Consent shall be construed in accordance with and governed by the law of the State of New York.

          IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be duly executed and delivered by its proper and duly authorized officer as of the date of Amendment No. 1.

NAME OF LENDER:

OCM Principal Opportunities Fund II, L.P.
-----------------------------------------


By: /s/ Jordon L. Kruse
   ------------------------
   Name: Jordon L. Kruse
   Title: Vice President


                                 Amendment No.9
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                                                                         ANNEX 1

                            [Form of Lender Consent]

                                 LENDER CONSENT

          Reference is made to Amendment No. 1 dated as of August 4, 2003 to the Credit Agreement dated as of July 17, 2003, between Chart Industries, Inc., each Subsidiary Guarantor party thereto, each Lender party thereto and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent").

          The undersigned Lender party to the Credit Agreement hereby (i) consents to Amendment No. 1 to the Credit Agreement, dated as of August 4, 2003, substantially in the form to which the form of this Lender Consent is attached ("Amendment No. 1") and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 1 on behalf of such Lender.

          This Lender Consent shall be construed in accordance with and governed by the law of the State of New York.

          IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be duly executed and delivered by its proper and duly authorized officer as of the date of Amendment No. 1.

NAME OF LENDER:

JPMorgan Chase Bank
---------------------------


By: /s/ Roger A. Odell
   ------------------------
   Name: Roger A. Odell
   Title: Managing Director


                                 Amendment No.9
                                 --------------









































                                                                         ANNEX 1

                            [Form of Lender Consent]

                                 LENDER CONSENT

          Reference is made to Amendment No. 1 dated as of August 4, 2003 to the Credit Agreement dated as of July 17, 2003, between Chart Industries, Inc., each Subsidiary Guarantor party thereto, each Lender party thereto and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent").

          The undersigned Lender party to the Credit Agreement hereby (i) consents to Amendment No. 1 to the Credit Agreement, dated as of August 4, 2003, substantially in the form to which the form of this Lender Consent is attached ("Amendment No. 1") and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 1 on behalf of such Lender.

          This Lender Consent shall be construed in accordance with and governed by the law of the State of New York.

          IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be duly executed and delivered by its proper and duly authorized officer as of the date of Amendment No. 1.

NAME OF LENDER:

Carl Marks Management Company, L.P. as General Partner
------------------------------------------------------


By: /s/ James F. Wilson
   ------------------------
   Name: James F. Wilson
   Title: General Partner


                                 Amendment No.9
                                 --------------